THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER ANY FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF ABSENT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS UNLESS AND UNTIL THE HOLDER HEREOF PROVIDES (i) INFORMATION REASONABLY NECESSARY TO CONFIRM THAT SUCH REGISTRATION IS NOT REQUIRED OR (ii) AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.



                    CONVERTIBLE SUBORDINATED PROMISSORY NOTE


$_________________                                  _________________, 2005


FOR VALUE RECEIVED, the undersigned, THE BEARD COMPANY, an Oklahoma corporation (the "Company"), promises to pay to the order of __________________ (the payee, its successors and permitted assigns are hereinafter called the "Holder"), at Suite 320, 5600 North May Avenue, Oklahoma City, Oklahoma 73112, or at such other place as may be designated in writing by the Holder, the principal sum of _____________ DOLLARS ($______________), together with interest thereon pursuant to the terms stated below:

RECITAL:

A. This Note is a statement of the rights of the Holder and the conditions to which the Note is subject and the Holder, by acceptance hereof, agrees as set forth below.

B. This Note is part of a series of Notes issued in connection with a private offering (the "Private Placement Offering") made by the Company pursuant to a Private Placement Memorandum dated June 29, 2005.

                              1. Terms of the Note

     1.1  Payment of Principal and Interest.

     (a) Prior to Default the unpaid principal balance of this Note will bear interest at the per annum rate equal to twelve percent (12%). Interest will be paid semi-annually on February 28th and August 31st of each year, commencing on February 28, 2006, until this Note is paid in full. All interest will be computed on the basis of a 360-day year of 12 months of 30 days.

     (b) At the time of the issuance of this Note, the Holder may elect in the subscription agreement entered into between Holder and the Company subscribing to the Note (the "Subscription Agreement") to have the interest paid either (i) in cash, or (ii) in shares of the Company's Common Stock (defined below). Holder's election in the Subscription Agreement regarding the form of interest payment is irrevocable once made; provided, however, that the Company reserves the right to pay the interest on the Notes in cash, notwithstanding a Note holder's election to receive their interest in Common Stock, if, in the opinion of the Company the issuance of such Common Stock could result in a violation of federal or state securities laws or any other applicable laws.

     If Holder elects to receive interest payments in the form of Common Stock, the number of shares Holder will receive, as of each interest payment date will be determined by dividing the applicable interest payment by the weighted average closing price of the Company's Common Stock during the 20 trading days preceding the interest payment date multiplied by 85%. No fractional shares of Common Stock shall be issued as payment of interest on the Note. If any fractional share of Common Stock would be issuable upon an interest payment, the Company shall make an adjustment thereof in cash at the current market value thereof. For these purposes, the current market value of a share of Common Stock shall be the closing price on the first business day immediately preceding the day on which the interest payment was due.

     (c) The entire unpaid principal balance of this Note plus all accrued and unpaid interest thereon will be due and payable on the Maturity Date.

     1.2 Maturity Date. As used in this Note, "Maturity Date" means the earlier of: (a) the date the Holder notifies the Company that the unpaid principal balance of this Note is due based on the occurrence of an Event of Default (defined below); or (b) August 31, 2009.

     1.3 Allocation of Payments. All payments on this Note will be applied first to the payment of accrued interest and the balance will be applied in reduction of the principal balance hereof.

     1.4 Payments. If any payment under this Note becomes due and payable on a day other than a business day, the maturity thereof will be extended to the next succeeding business day and such extension of time will in such case be included in the computation of payments of interest.

     1.5 Expenses. The Company agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the Holder's rights hereunder or under any instrument securing payment of this Note, the Company will pay the Holder's reasonable attorneys' fees, all court costs and all other expenses incurred by the Holder in connection therewith.

     1.6 Default Interest. Any sum not paid when due, by acceleration or otherwise, will bear interest at the per annum rate equal to twelve percent (14%) (the "Default Interest") and all the Default Interest shall be paid at the time of and as a condition precedent to curing any Event of Default hereunder.

     1.7 Events of Default. Events of Default include: (a) default for 30 days in payment when due of the principal on the Notes; (b) default for 30 days in the payment when due of interest on the Notes; or (c) default in the performance of Section 2.9 of this Agreement.

                           2. Conversion of the Note

     2.1 Conversion Agent. The Company shall initially serve as its own conversion agent. The Company may appoint another Conversion Agent at any time.

     2.2 Conversion Privilege. At any time following the date of original issuance of this Note and prior to the close of business on the business day immediately preceding August 31, 2009, the Holder of this Note may convert such Note or any portion thereof into shares of the Company's common stock (the "Common Stock") (the shares of Common Stock issuable upon such conversion along with the shares of Common Stock paid as interest on the Note pursuant to Section 1.1(b) of this Note are referred to herein collectively as the "Conversion Shares"), at the Conversion Price then in effect. The number of shares of Common Stock issuable upon conversion of this Note shall be determined by dividing the principal amount of the Note or portion thereof surrendered for conversion by the Conversion Price in effect on the conversion date. The initial conversion price of the Note shall be $_____ per share (the "Conversion Price") and is subject to adjustment as provided in Section 2.7.

     Upon conversion of only a portion of the principal balance of the Notes surrendered for conversion, the Company shall issue and deliver upon the written order of the Holder, at the expense of the Company, a new Note for any remaining unpaid principal balance so surrendered as well as a certificate or certificates for the number of shares of Common Stock to which such Holder is entitled, as provided below. The Holder is not entitled to any rights of a holder of Common Stock until such Holder has converted this Note into Common Stock.

     2.3 Conversion Procedure. To convert this Note, the Holder must (i) complete and manually sign the Conversion Notice, a form of which is attached hereto as Exhibit A and deliver it to the Company (ii) surrender the Note to the Company, (iii) furnish appropriate endorsements and transfer documents to the Company and (iv) pay any transfer or other tax, if required. The date on which the Holder satisfies all of the foregoing requirements is the conversion date. As soon as practicable after the conversion date, the Company shall deliver to the Holder through its transfer agent a certificate for the number of whole shares of Common Stock issuable upon the conversion.

     No fractional shares of Common shall be issued upon conversion of the Note. If more than one Note shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of Common Stock would be issuable upon the conversion of any Note or Notes, the Company shall make an adjustment thereof in cash at the current market value thereof. For these purposes, the current market value of a share of Common Stock shall be the closing price on the first business day immediately preceding the day on which the Note or Notes are deemed to have been converted.

     The person in whose name the certificate is registered shall be deemed to be a stockholder of record on the conversion date; provided, however, that no surrender of this Note on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided, further, that such conversion shall be at the Conversion Price in effect on the date that this Note shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed. Upon conversion of this Note, Holder shall no longer be a Holder of this Note.

     No payment or adjustment will be made for accrued interest on a converted Note or for dividends or distributions on shares of Common Stock issued upon conversion of a Note, but if any Holder surrenders this Note for conversion between the record date for the payment of an installment of interest and the next interest payment date, then, notwithstanding such conversion, the interest payable on such interest payment date shall be paid to the Holder on such record date.

     If the Holder converts more than one Note at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the aggregate principal amount of Notes converted.

     2.4 Forced Conversion. At any time after February 28, 2007, if the weighted average closing price of the Company's common stock has been more than two times the Conversion Price for sixty (60) consecutive trading days, the Company may give the Note holders written notice that they must convert their Notes within thirty (30) days after the date of such notice or that the Notes will terminate and become void as of 5:00 p.m., New York time on the thirty-first (31st) day (the "Forced Conversion Date") after the date of such notice.

     Upon such Forced Conversion, the person or persons entitled to receive the shares of Common Stock issuable upon such conversion will be treated for all purposes as the record holder or holders of such Common Stock on the Forced Conversion Date whether or not such holder or holders shall have surrendered their Notes to the Company. Upon the Forced Conversion Date, the principal balance of the Notes shall be deemed paid and all interest on the Notes shall cease to accrue. As soon as practicable after the surrender in accordance with the procedures set forth in Section 2.3, the Company shall then issue and deliver, at the office of the Company to such holder a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled.

     2.5 Taxes on Conversion. If the Holder converts a Note, he shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon such conversion. The Company may refuse to deliver the certificates representing the Common Stock being issued in a name other than the Holder's name until the Company receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulations.

     2.6 Company To Provide Stock. The Company shall reserve out of its authorized but unissued Common Stock a sufficient number of shares of Common Stock to permit the conversion of all outstanding Notes for shares of Common Stock. The shares of Common Stock or other securities issued upon conversion of this Notes shall bear the following legend:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER ANY FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF ABSENT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS UNLESS AND UNTIL THE HOLDER HEREOF PROVIDES (i) INFORMATION REASONABLY NECESSARY TO CONFIRM THAT SUCH REGISTRATION IS NOT REQUIRED OR (ii) AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

     The Company covenants that all shares of Common Stock delivered upon conversion of the Notes, shall be duly authorized, validly issued, fully paid and non-assessable and shall be free from preemptive rights and free of any lien or adverse claim.

     2.7 Adjustment of Conversion Price. The Conversion Price shall be that price set forth in Section 2.2 of this Note and shall be adjusted from time to time by the Company in the event the Company shall (i) pay a dividend or other distribution in shares of Common Stock to holders of Common Stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, (iii) combine its outstanding Common Stock into a smaller number of shares or (iv) reclassify its outstanding Common Stock, the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of any Note thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which it would have owned or have been entitled to receive had such Note been converted immediately prior to the happening of such event. An adjustment made pursuant to this Section 2.7 shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of subdivision, combination or reclassification.

     2.8 Notice of Adjustment. Whenever the Conversion Price is adjusted the Company shall promptly mail to the Holder a notice of the adjustment briefly stating the facts requiring the adjustment and the manner of computing it.

     2.9 Notice of Certain Transactions. In case:

     (a) the Company shall declare a dividend (or any other distribution) on its Common Stock (other than in cash out of retained earnings); or

     (b) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

     (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall cause to be mailed to each the Holder at its address appearing below or such other address as specified by the Holder, as promptly as possible but in any event at least ten days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of a dividend, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend is to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

     2.10 Effect of Reclassification, Consolidation, Merger or Sale on Conversion Privilege. If any of the following shall occur, namely: (i) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); (ii) any consolidation, combination or merger to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock; or (iii) any sale or conveyance of all or substantially all of the assets of the Company ("Asset Sale"), then lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon conversion of the Note, at a per share valuation equal to the Conversion Price then in effect, the number of shares of stock or other securities or property of the successor Company resulting from such reclassification, consolidation, combination, merger, or Asset Sale that the Holder of the would have been entitled to receive in such reclassification, consolidation, combination, merger, or Asset Sale if the Note had been converted immediately before such reclassification, consolidation, combination, merger, or Asset Sale, all subject to further adjustment as provided herein. The foregoing provisions of this Section 2.10 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other Company that are at the time receivable upon the conversion of the Notes.

                          3. Subordination of the Note

     3.1 Note Subordinate to Senior Indebtedness. The Company covenants and agrees, and the Holder, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth, the payment of the principal of and interest on this Note is hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness (as such term is defined in Section 3.3); provided, that so long as there is no default on the Senior Indebtedness and the payment would not result in a default thereunder, this Note may be paid in accordance with its terms when due. The provisions of this Section 3.1 are made for the benefit of the holders of Senior Indebtedness and such holders are made obligees hereunder and any one or more of them may enforce such provisions. Holders of Senior Indebtedness need not prove reliance on the subordination provisions hereof.

     3.2 Default on Senior Indebtedness. In the event and during the continuation of any default in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable (unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled) or in the event any judicial proceeding such event of default, then no payment shall be made by the Company with respect to the principal of, or interest on, this Note; provided, however, nothing in this Section shall prohibit the Holder from accelerating the Obligations due under this Note. In the event that, notwithstanding the foregoing, any payment shall be received by the Holder when such payment is prohibited by this Section 3.2, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Holder within 30 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Holder shall be paid to the holders of Senior Indebtedness; provided, however, that holders of Senior Indebtedness shall not be entitled to receive payment of any such amounts to the extent that such holders would be required by the subordination provisions of such Senior Indebtedness to pay such amounts over to the obligees on trade accounts payable or other liabilities arising in the ordinary course of the Company's business.

     3.3 Definition of Senior Indebtedness. "Senior Indebtedness" means, unless expressly subordinated to or made on a parity with the amounts due under this Note, the principal of (and premium, if any), unpaid interest on, penalties, amounts reimbursable, fees, expenses, costs of enforcement and any other amounts due in connection with (i) indebtedness of the Company, or with respect to which the Company is a guarantor, to banks, commercial finance lenders, insurance companies, leasing or equipment financing institutions or other lending institutions regularly engaged in the business of lending money (excluding venture capital, investment banking or similar institutions which sometimes engage in lending activities but which are primarily engaged in investments in equity securities), which is for money borrowed, or purchase or leasing of equipment in the case of lease or other equipment financing, whether or not secured, and (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

                        4. Piggyback Registration Rights

     4.1 Participation. Subject to Section 4.2 and 4.3 hereof, if at any time after the date hereof the Company proposes to file a Registration Statement (other than a registration on Form S-4 or S-8 or any successor form to such Forms or any registration of securities as it relates to an offering and sale to management of the Company pursuant to any employee stock plan or other employee benefit plan arrangement) with respect to an offering that includes any shares of Common Stock, then the Company shall give notice of the proposed filing (the "Piggyback Notice") to all holders of Conversion Shares issued pursuant to
Section 2.2 or Section 2.4 of this Note (the "Registerable Security Holders") as promptly as practicable (but in no event less than fifteen (15) days before the anticipated filing date). The Piggyback Notice shall offer the Registerable Security Holders the opportunity to register such number of Conversion Shares as the Registerable Security Holders may request and shall set forth (i) the anticipated filing date of such Registration Statement and (ii) the number of shares of Common Stock that is proposed to be included in such Registration Statement. The Company shall include in such Registration Statement such shares of Conversion Shares for which it has received written requests to register such shares within ten (10) days after the Piggyback Notice has been given.

     4.2 Underwriter's Cutback. Notwithstanding the foregoing, if a Registration pursuant to this Article 4 involves an underwritten offering ("Underwritten Offering") and the managing underwriter or underwriters of such proposed underwritten offering delivers an opinion to the Registerable Security Holders that the total or kind of securities which such Registerable Security Holders and any other persons or entities intend to include in such offering are reasonably likely to significantly adversely affect the price, timing or distribution of the securities offered in such offering, then the Company shall include in such Registration:

     (a) If such Registration was a primary registration by the Company of its securities, the Company will include in such Registration to the extent of the number of securities which the managing underwriter advises can be sold in such Underwritten Offering: first, the securities proposed by the Company to be sold for its own account; second, any Conversion Shares requested to be included in such Registration by the Registerable Security Holders, pro rata on the basis of the number of securities sought to be sold by the requesting Registerable Security Holders; and third, other securities of the Company proposed to be included in such Registration, allocated among the Company and the holders thereof in accordance with the priorities then existing among the Company and such holders.

     (b) If such Registration was requested other than by the Registerable Security Holders or the Company, the Company will include in such Registration to the extent of the number of securities which the managing underwriter advises can be sold in such Underwritten Offering: first, the securities proposed to be sold by the security holder initiating the Registration; second, any Conversion Shares requested to be included in such Registration, pro rata on the basis of the number of securities sought to be sold by the requesting Registerable Security Holders; third, any securities of the Company proposed by any other Persons to be included in such Registration, pro rata on the basis of the number of securities proposed to be sold by the requesting Persons; and fourth the securities proposed by the Company to be sold for its own account.

     4.3 Limitation on Participation. Holders of Conversion Shares that are able to sell 100% of their Conversion Shares without registration under Rule 144 of the Securities Act of 1933, as amended, within a period of three consecutive months are not entitled to any Piggyback Registration Rights under this Article 4.

     4.4 Expenses. The Company will pay all Registration Expenses in connection with each registration of Conversion Shares requested pursuant to this Article 4.

     4.5 Company Control. The Company may decline to file a Registration Statement after giving the Piggyback Notice, or withdraw a Registration Statement after filing and after such Piggyback Notice, but prior to the effectiveness of the Registration Statement, provided that the Company shall promptly notify each Registerable Security Holder in writing of any such action and provided further that the Company shall bear all reasonable expenses incurred by such Registerable Security Holder or otherwise in connection with such withdrawn Registration Statement.

                                5. Miscellaneous

     5.1 Governing Law. This Note is to be construed according to the internal laws of the State of Oklahoma.

     5.2 Loss, Theft, Destruction or Mutilation of Note. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of loss, theft or destruction, delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Note, the Company shall execute and deliver, in lieu of this Note, a new Note executed in the same manner as this Note, in the same principal amount as the unpaid principal amount of this Note and dated the date to which interest shall have been paid on this Note or, if no interest shall have yet been so paid, dated the date of this Note.

     5.3 Pari Passu Notes. The Holder acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of and all interest on this Note shall be pari passu in right of payment and in all other respects to the other Notes issued by the Company in the Private Placement Offering. In the event the Holder receives payments in excess of its pro rata share of Company's payments to the holders of all of the Notes, then the Holder shall hold in trust all such excess payments for the benefit of the holders of the other Notes and shall pay such amounts held in trust to such other holders upon demand by such holders.

     5.4 Payment. All payments under this Note shall be made in lawful tender of the United States.

     5.5 Usury. In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

     5.6 Notices. Any notice, request or other communication required or permitted hereunder shall be given in accordance with the Subscription Agreement.

     5.7 Successors and Assigns. This Note may be only assigned or transferred by the Holder in compliance with all applicable federal and state securities law. The rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, permitted assigns, heirs, administrators and transferees of the parties.


     IN WITNESS WHEREOF, the Company has executed this instrument effective the date first above written.

                                 THE BEARD COMPANY, an Oklahoma corporation


                                 By
                                     Herb Mee, Jr., President

                                 (the "Company")

                                                                       EXHIBIT A

                                CONVERSION NOTICE

To convert this Note into common stock of the Company, check the box:  [  ]

To convert only part of this Note, state the amount:

                                 [ $---------- ]

If you want the stock certificate made out in another person's name, fill in the form below:

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     (Insert other person's social security or tax I.D. number)

-----------------------------------------------------------------

-----------------------------------------------------------------

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     (Print or type assignee's name, address and zip code)
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Date: ____________________                  _________________________________
                                                     (Signature)

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(Sign exactly as your name appears on this Note)